UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2018

ENTELLUS MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36814	20-4627978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Holly Lane North, Suite 40 Plymouth, Minnesota	55447
(Address of principal executive offices)	(Zip Code)

(763) 463-1595

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

As previously announced on December 7, 2017, Entellus Medical, Inc., a Delaware corporation (“Entellus”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated December 7, 2017 with Stryker Corporation, a Michigan corporation (“Stryker”), and Explorer Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of Stryker (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Entellus (the “Merger”), with Entellus continuing as the surviving corporation and a wholly owned subsidiary of Stryker following the transaction.

On January 3, 2018, the U.S. Federal Trade Commission granted early termination, effective January 3, 2018 at 3:30 p.m. EST, of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), with respect to the transactions contemplated by the Merger Agreement. The early termination of the waiting period under the HSR Act satisfies one of the conditions to the closing of the Merger. The closing of the Merger remains subject to the satisfaction or waiver of the remaining conditions to the Merger set forth in the Merger Agreement, including adoption of the Merger Agreement by Entellus’s stockholders and other customary closing conditions.

Additional Information and Where to Find It

In connection with the proposed Merger, Entellus plans to file with the Securities and Exchange Commission (“SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, ENTELLUS’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that Entellus files with the SEC (when available) from the SEC’s website at www.sec.gov and Entellus’s website at www.entellusmedical.com. In addition, the proxy statement and other documents filed by Entellus with the SEC (when available) may be obtained from Entellus free of charge by directing a request to Entellus Medical, Inc., 3600 Holly Lane North, Suite 40, Plymouth, Minnesota 55447.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Entellus and its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from Entellus’s stockholders in connection with the proposed Merger. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Entellus’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 22, 2017, and its definitive proxy statement for the 2017 annual meeting of stockholders, which was filed with the SEC on April 26, 2017. To the extent the holdings of Entellus securities by Entellus’s directors and executive officers have changed since the amounts set forth in Entellus’s proxy statement for its 2017 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed Merger will be included in the proxy statement relating to the proposed Merger when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Entellus’s website at www.entellusmedical.com.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “continue,” and other similar terminology or the negative of these terms, but their absence does not mean that a particular statement is not forward-looking. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated by the forward-looking statements as a result of various factors, including: (i) Entellus may be unable to obtain stockholder approval as required for the Merger; (ii) conditions to the closing of the Merger may not be satisfied; (iii) the Merger may involve unexpected costs, liabilities or delays; (iv) the effect of the announcement of the Merger on the ability of Entellus to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Entellus does business, or on Entellus’s operating results and business generally; (v) Entellus’s business may suffer as a result of uncertainty surrounding the Merger and disruption of management’s attention due to the Merger; (vi) the outcome of any legal proceedings related to the Merger; (vii) Entellus may be adversely affected by other economic, business, and/or competitive factors; (viii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ix) risks that the Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; and (x) other risks to consummation of the Merger, including the risk that the Merger will not be consummated within the expected time period or at all. Additional factors that may affect the future results of Entellus are set forth in its filings with the SEC, including Entellus’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. See in particular Item 1A of Entellus’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and Item 1A of Part II of Entellus’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017 under the headings “Risk Factors.” The risks and uncertainties described above and in Entellus’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q are not exclusive and further information concerning Entellus and its business, including factors that potentially could materially affect its business, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements. Readers should also carefully review the risk factors described in other documents that Entellus files from time to time with the SEC. The forward-looking statements in this report speak only as of the date of this report. Except as required by law, Entellus assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2018	ENTELLUS MEDICAL, INC.

	By:	/s/ Robert S. White
	Name:	Robert S. White
	Title:	President and Chief Executive Officer